UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

                                MuniVest Fund II, Inc.

Annual Report
October 31, 2005

MuniVest Fund II, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 10.80%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2                 MUNIVEST FUND II, INC.     OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                  6-month   12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 5.27%    + 8.72%
----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          +12.25     +12.08
----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       + 8.63     +18.09
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   + 0.15     + 1.13
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 0.59     + 2.54
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 2.87     + 3.54
----------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                  3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category average for the fiscal year, benefiting from an ample exposure to higher-yielding issues, favorable credit selection and an above-average income stream.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly, while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined 60 basis points (.60%) to 4.19%. Bond prices improved in response to several favorable factors, including moderating U.S. economic growth, slowing growth in foreign economies, modest inflationary pressures and strong demand for U.S. Treasury issues from Asian governments.

During the final months of the period, however, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

Over the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields have continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion -- a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, the Common Stock of MuniVest Fund II, Inc. had net annualized yields of 7.30% and 7.17%, based on a year-end per share net asset value of $15.13 and a per share market price of $15.40, respectively, and $1.104 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.88%, based on a change in per share net asset value from $15.21 to $15.13, and assuming reinvestment of all distributions.


4                 MUNIVEST FUND II, INC.     OCTOBER 31, 2005

For the same 12-month period, the Fund's total return, based on net asset value, outpaced the +5.08% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged). (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance can be attributed primarily to its overall neutral interest rate exposure, positive security selection and a generally higher dividend yield than its Lipper peers. In addition, our holdings in lower-rated bonds performed well as credit spreads continued to narrow and demand for higher-yielding securities remained strong.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +2.21%, based on a change in per share net asset value from $15.34 to $15.13, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to monitor the creditworthiness of the Fund's lower-rated holdings. Credit spreads continued to narrow amid strong demand for high yield bonds, prompting us to approach this sector with greater caution. If the incremental yield provided by these higher-risk bonds declines further, we expect to reduce the Fund's exposure and reinvest the proceeds in areas of the market offering greater value.

New purchases during the period included A-rated hospital revenue bonds in Florida as well as additional bonds issued by New York City with stated maturities in the 2030 - 2035 range and 5% nominal coupons. Both issues offered yields exceeding those of comparable U.S. Treasury bonds, making them very attractive on a taxable-equivalent basis. At period-end, 55.7% of the Fund's investments had credit ratings of A or higher, essentially unchanged from the beginning of the year. Correspondingly, 44.2% of the portfolio was rated BBB or below.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.59% for Series A, 2.15% for Series B, 2.34% for Series C and 2.43% for Series D. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.17% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund continued to be positioned neutrally with respect to interest rate risk. We expect to maintain this positioning in the near future in anticipation of continued moderate economic expansion and negligible inflationary pressures. Higher energy costs, especially for winter heating fuel, are expected to weigh on consumer spending and confidence and could promote a relatively stable interest rate environment. If, however, the U.S. economy strengthens or retail prices rise beyond expectations, we would likely position the portfolio more defensively in anticipation of higher interest rates down the road.

Regardless of the economic backdrop, we plan to keep the portfolio fully invested to enhance shareholder income. Future portfolio activity is likely to be driven by our ongoing efforts to maintain the Fund's attractive distribution yield.

Fred K. Stuebe
Vice President and Portfolio Manager

November 10, 2005


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                  5

Portfolio Information as of October 31, 2005

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               23.2%
AA/Aa ...................................................               12.2
A/A .....................................................               20.3
BBB/Baa .................................................               20.9
BB/Ba ...................................................                6.4
B/B .....................................................                1.6
CCC/Caa .................................................                0.7
NR (Not Rated) ..........................................               14.6
Other* ..................................................                0.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


6                 MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Schedule of Investments                                           (in Thousands)

                 Face
               Amount      Municipal Bonds                                                 Value
==================================================================================================
Alabama -- 2.7%
               $5,000      Huntsville, Alabama, Health Care Authority Revenue
                             Bonds, Series B, 5.75% due 6/01/2032                        $   5,253
                2,900      Tuscaloosa, Alabama, Special Care Facilities Financing
                             Authority, Residential Care Facility Revenue Bonds
                             (Capstone Village, Inc. Project), Series A, 5.875%
                             due 8/01/2036                                                   2,869
==================================================================================================
Arizona -- 2.2%
                1,000      Maricopa County, Arizona, IDA, Education Revenue
                             Bonds (Arizona Charter Schools Project 1), Series A,
                             6.75% due 7/01/2029                                             1,002
                2,315      Maricopa County, Arizona, Tempe Elementary Unified
                             School District Number 3, GO, Refunding, 7.50%
                             due 7/01/2010 (c)                                               2,699
                2,000      Pima County, Arizona, IDA, Education Revenue Bonds
                             (Arizona Charter Schools Project), Series C, 6.75%
                             due 7/01/2031                                                   2,089
                1,000      Pima County, Arizona, IDA, Education Revenue
                             Refunding Bonds (Arizona Charter Schools Project II),
                             Series A, 6.75% due 7/01/2021                                   1,057
==================================================================================================
California -- 10.4%
                           California State, Various Purpose, GO:
                3,300            5.50% due 4/01/2028                                         3,539
                4,145            5.50% due 4/01/2030                                         4,433
                5,000            5.50% due 11/01/2033                                        5,359
                           Golden State Tobacco Securitization Corporation of
                             California, Tobacco Settlement Revenue Bonds:
                6,010            Series A-3, 7.875% due 6/01/2042                            7,335
                3,750            Series B, 5.375% due 6/01/2010 (i)                          4,057
                6,200            Series B, 5.50% due 6/01/2013 (i)                           6,900
==================================================================================================
Colorado -- 3.5%
                  260      Colorado HFA, Revenue Refunding Bonds (S/F Program),
                             AMT, Senior Series A-2, 7.50% due 4/01/2031                       275
                           Elk Valley, Colorado Public Improvement Revenue Bonds
                             (Public Improvement Fee):
                3,025            Series A, 7.35% due 9/01/2031                               3,205
                  930            Series B, 7% due 9/01/2031                                    950
                1,325      North Range, Colorado, Metropolitan District Number 1,
                             GO, 7.25% due 12/15/2031                                        1,396
                3,300      Plaza Metropolitan District Number 1, Colorado, Tax
                             Allocation Revenue Bonds (Public Improvement Fees),
                             8% due 12/01/2025                                               3,622
                1,000      Southlands, Colorado, Medical District, GO
                             (Metropolitan District Number 1), 7% due 12/01/2024             1,087
==================================================================================================
Connecticut -- 1.2%
                1,165      Connecticut State Development Authority, Airport
                             Facility Revenue Bonds (LearJet Inc. Project), AMT,
                             7.95% due 4/01/2026                                             1,390
                2,000      Mohegan Tribe Indians Gaming Authority, Connecticut,
                             Public Improvement Revenue Refunding Bonds
                             (Priority Distribution), 6.25% due 1/01/2031                    2,139
==================================================================================================
Florida -- 7.4%
                           Fiddlers Creek, Florida, Community Development
                             District Number 2, Special Assessment Revenue Bonds:
                2,350            Series A, 6.375% due 5/01/2035                              2,478
                1,250            Series B, 5.75% due 5/01/2013                               1,292
                8,500      Highlands County, Florida, Health Facilities Authority,
                             Hospital Revenue Bonds (Adventist Health System),
                             Series D, 5% due 11/15/2035                                     8,530
                4,000      Midtown Miami, Florida, Community Development
                             District, Special Assessment Revenue Bonds, Series A,
                             6.25% due 5/01/2037                                             4,224
                1,280      Orange County, Florida, Health Facilities Authority,
                             Hospital Revenue Bonds (Adventist Health System),
                             5.625% due 11/15/2032                                           1,345
                           Orlando, Florida, Urban Community Development
                             District, Capital Improvement Special
                             Assessment Bonds:
                1,135            6.25% due 5/01/2034                                         1,203
                1,000            Series A, 6.95% due 5/01/2033                               1,079
                   10      Panther Trace, Florida, Community Development District,
                             Special Assessment Revenue Bonds, Series B, 6.50%
                             due 5/01/2009                                                      10
                  935      Park Place Community Development District, Florida,
                             Special Assessment Revenue Bonds, 6.75%
                             due 5/01/2032                                                     993
                  950      Preserve at Wilderness Lake, Florida, Community
                             Development District, Capital Improvement Bonds,
                             Series A, 7.10% due 5/01/2033                                   1,032
                  310      Vista Lakes Community, Florida, Development District,
                             Capital Improvement Revenue Bonds, Series B, 5.80%
                             due 5/01/2008                                                     312
==================================================================================================
Georgia -- 5.6%
                           Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                             Station Project):
                1,655            7.25% due 12/01/2005                                        1,660
                2,000            7.90% due 12/01/2024                                        2,157
                1,225      Brunswick and Glynn County, Georgia, Development
                             Authority, First Mortgage Revenue Bonds (Coastal
                             Community Retirement Corporation Project), Series A,
                             7.125% due 1/01/2025                                            1,281
                2,000      Fulton County, Georgia, Residential Care Facilities,
                             Revenue Refunding Bonds (Canterbury Court Project),
                             Series A, 6.125% due 2/15/2026                                  2,068

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax (subject to)
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
S/F          Single-Family
VRDN         Variable Rate Demand Notes


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                  7

Schedule of Investments (continued)     (in Thousands)

                 Face
               Amount      Municipal Bonds                                                 Value
==================================================================================================
Georgia (concluded)
                           Georgia Municipal Electric Authority, Power Revenue
                             Refunding Bonds:
               $5,620            Series W, 6.60% due 1/01/2018                           $   6,579
                  380            Series W, 6.60% due 1/01/2018 (b)                             445
                1,250            Series X, 6.50% due 1/01/2020                               1,481
                1,350      Milledgeville-Baldwin County, Georgia, Development
                             Authority Revenue Bonds (Georgia College and State
                             University Foundation), 5.50% due 9/01/2024                     1,408
==================================================================================================
Idaho -- 0.1%
                  355      Idaho Housing Agency, S/F Mortgage Revenue
                             Refunding Bonds, AMT, Series E-2, 6.90%
                             due 1/01/2027                                                     362
==================================================================================================
Illinois -- 13.8%
                3,000      Chicago, Illinois, O'Hare International Airport, Revenue
                             Refunding Bonds, DRIVERS, AMT, Series 253, 8.457%
                             due 1/01/2020 (h)(l)                                            3,440
                4,000      Chicago, Illinois, O'Hare International Airport, Special
                             Facility Revenue Refunding Bonds (American Airlines
                             Inc. Project), 8.20% due 12/01/2024                             3,385
                  300      Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                             Series C, 7% due 3/01/2032 (e)(f)                                 303
                  800      Chicago, Illinois, Special Assessment Bonds (Lake Shore
                             East), 6.75% due 12/01/2032                                       865
                1,000      Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                             Redevelopment Project), Series A, 6.57%
                             due 2/15/2013                                                   1,052
                2,800      Hodgkins, Illinois, Environmental Improvement Revenue
                             Bonds (Metro Biosolids Management LLC Project),
                             AMT, 6% due 11/01/2023                                          2,958
                1,000      Illinois Development Finance Authority Revenue Bonds
                             (Community Rehabilitation Providers Facilities),
                             Series A, 6.50% due 7/01/2022                                   1,080
                2,500      Illinois Development Finance Authority, Revenue
                             Refunding Bonds (Community Rehabilitation Providers
                             Facilities), Series A, 6% due 7/01/2015                         2,571
                  950      Illinois HDA, Revenue Refunding Bonds (M/F Program),
                             Series 5, 6.75% due 9/01/2023                                     958
                  500      Illinois State Finance Authority Revenue Bonds
                             (Friendship Village of Schaumburg), Series A, 5.625%
                             due 2/15/2037                                                     495
                2,600      Kane and De Kalb Counties, Illinois, Community Unit
                             School District Number 302, GO, DRIVERS, Series 283,
                             8.487% due 2/01/2018 (c)(l)                                     3,176
                2,000      McLean and Woodford Counties, Illinois, Community
                             Unit, School District Number 005, GO, Refunding,
                             6.375% due 12/01/2016 (g)                                       2,290
                3,200      Metropolitan Pier and Exposition Authority, Illinois,
                             Dedicated State Tax, Revenue Refunding Bonds,
                             DRIVERS, Series 269, 8.477% due 6/15/2023 (h)(l)                3,922
                           Regional Transportation Authority, Illinois, Revenue Bonds:
                1,500            Series A, 7.20% due 11/01/2020 (a)                          1,870
                7,000            Series A, 6.70% due 11/01/2021 (c)                          8,633
                2,500            Series C, 7.75% due 6/01/2020 (c)                           3,388
                1,580      Village of Wheeling, Illinois, Revenue Bonds (North
                             Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                             Redevelopment Project), 6% due 1/01/2025                        1,548
==================================================================================================
Indiana -- 7.4%
                5,545      Indiana State, HFA, S/F Mortgage Revenue Refunding
                             Bonds, Series A, 6.80% due 1/01/2017 (d)                        5,553
                           Indiana Transportation Finance Authority, Highway
                             Revenue Bonds, Series A:
                  470            7.25% due 6/01/2015                                          542
                1,530            7.25% due 6/01/2015                                         1,850
                3,775            6.80% due 12/01/2016                                        4,505
                8,750      Indianapolis, Indiana, Local Public Improvement Bond
                             Bank Revenue Refunding Bonds, Series D, 6.75%
                             due 2/01/2014                                                  10,175
==================================================================================================
Louisiana -- 8.1%
                5,000      Louisiana Local Government, Environmental Facilities,
                             Community Development Authority Revenue Bonds
                             (Capital Projects and Equipment Acquisition), Series A,
                             6.30% due 7/01/2030 (a)                                         5,432
                4,960      Louisiana Public Facilities Authority, Hospital Revenue
                             Bonds (Franciscan Missionaries of Our Lady Health
                             System, Inc.), Series A, 5.25% due 8/15/2036                    5,040
               10,000      Port New Orleans, Louisiana, IDR, Refunding
                             (Continental Grain Company Project), 6.50%
                             due 1/01/2017                                                  10,215
                3,600      Sabine River Authority, Louisiana, Water Facilities
                             Revenue Refunding Bonds (International Paper
                             Company), 6.20% due 2/01/2025                                   3,849
==================================================================================================
Maryland -- 1.6%
                2,000      Maryland State Energy Financing Administration, Solid
                             Waste Disposal Revenue Bonds, Limited Obligation
                             (Wheelabrator Water Projects), AMT, 6.45%
                             due 12/01/2016                                                  2,076
                1,000      Maryland State Health and Higher Educational Facilities
                             Authority Revenue Bonds (University of Maryland
                             Medical System), Series B, 7% due 7/01/2022 (c)                 1,283
                1,240      Montgomery County, Maryland, Special Obligation, GO
                             (West Germantown Development District), Series A,
                             6.70% due 7/01/2027 (k)                                         1,393
==================================================================================================
Massachusetts -- 4.9%
                1,000      Massachusetts State College Building Authority, Project
                             Revenue Refunding Bonds, Senior Series A, 7.50%
                             due 5/01/2011                                                   1,184
                1,250      Massachusetts State Development Finance Agency,
                             Revenue Refunding Bonds (Eastern Nazarene College),
                             5.625% due 4/01/2029                                            1,232
                5,000      Massachusetts State School Building Authority,
                             Dedicated Sales Tax Revenue Bonds, DRIVERS, Series
                             1052, 6.998% due 8/15/2013 (g)(l)                               5,336
                6,000      Massachusetts State Water Resource Authority Revenue
                             Bonds, Series A, 6.50% due 7/15/2019                            7,137
==================================================================================================


8                 MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                 Value
==================================================================================================
Michigan -- 6.0%
               $2,300      Delta County, Michigan, Economic Development
                             Corporation, Environmental Improvement Revenue
                             Refunding Bonds (Mead Westvaco-Escanaba), Series A,
                             6.25% due 4/15/2012 (i)                                     $   2,627
                3,100      Flint, Michigan, Hospital Building Authority, Revenue
                             Refunding Bonds (Hurley Medical Center), Series A,
                             6% due 7/01/2020 (m)                                            3,355
                5,320      Macomb County, Michigan, Hospital Finance Authority,
                             Hospital Revenue Bonds (Mount Clemens General
                             Hospital), Series B, 5.875% due 11/15/2034                      5,368
                3,425      Michigan State Hospital Finance Authority, Revenue
                             Refunding Bonds (Ascension Health Credit), Series A,
                             6.125% due 11/15/2009 (i)                                       3,780
                3,000      Pontiac, Michigan, Tax Increment Finance Authority,
                             Revenue Refunding Bonds (Development Area
                             Number 3), 6.375% due 6/01/2031                                 3,197
==================================================================================================
Mississippi -- 3.6%
                           Mississippi Business Finance Corporation, Mississippi,
                             PCR, Refunding (System Energy Resources Inc. Project):
                7,200            5.875% due 4/01/2022                                        7,333
                3,465            5.90% due 5/01/2022                                         3,529
==================================================================================================
Missouri -- 0.1%
                  190      Missouri State Housing Development Commission, S/F
                             Mortgage Revenue Bonds (Homeowner Loan), AMT,
                             Series A, 7.50% due 3/01/2031 (f)                                 197
==================================================================================================
Nebraska -- 0.5%
                           Nebraska Investment Finance Authority, S/F Housing
                             Revenue Bonds, AMT (f):
                  625            Series C, 6.30% due 9/01/2028 (e)                             629
                  770            Series D, 6.45% due 3/01/2028                                 789
==================================================================================================
Nevada -- 2.2%
                3,300      Clark County, Nevada, IDR (Power Company Project),
                             AMT, Series A, 6.70% due 6/01/2022 (c)                          3,432
                  620      Clark County, Nevada, Improvement District Number 142
                             Special Assessment, 6.375% due 8/01/2023                          642
                   80      Nevada Housing Division Revenue Bonds (S/F Program),
                             AMT, Senior Series E, 7% due 10/01/2019 (d)                        81
                2,500      Washoe County, Nevada, Gas Facilities Revenue Bonds
                             (Sierra Pacific Power Company), AMT, 6.65%
                             due 12/01/2017 (a)                                              2,519
==================================================================================================
New Jersey -- 7.4%
                4,250      New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                             due 6/15/2024                                                   4,412
                           New Jersey EDA, Retirement Community Revenue Bonds
                             (Cedar Crest Village Inc. Facility), Series A:
                1,335            7.25% due 11/15/2021                                        1,455
                1,100            7.25% due 11/15/2031                                        1,189
                3,000      New Jersey EDA, Special Facility Revenue Bonds
                             (Continental Airlines Inc. Project), AMT, 6.25%
                             due 9/15/2029                                                   2,425
                           New Jersey Economic Development Authority, School
                             Facilities Construction Revenue Bonds, Series O:
                2,655            5.125% due 3/01/2028                                        2,754
                1,650            5.125% due 3/01/2030                                        1,706
                1,680      New Jersey Health Care Facilities Financing Authority
                             Revenue Bonds (Pascack Valley Hospital Association),
                             6.625% due 7/01/2036                                            1,720
                5,785      Tobacco Settlement Financing Corporation of New
                             Jersey, Asset-Backed Revenue Bonds, 7%
                             due 6/01/2041                                                   6,766
==================================================================================================
New Mexico -- 1.1%
                3,160      Farmington, New Mexico, PCR, Refunding (Tucson
                             Electric Power Co. -- San Juan Project), Series A,
                             6.95% due 10/01/2020                                            3,297
==================================================================================================
New York -- 17.7%
                4,000      Metropolitan Transportation Authority, New York,
                             Revenue Refunding Bonds, Series A, 5.125%
                             due 11/15/2031                                                  4,132
                           New York City, New York, City IDA, Civic Facility
                             Revenue Bonds:
                  690            Series C, 6.80% due 6/01/2028                                 741
                  890            (Special Needs Facility Pooled Program), Series C-1,
                                 6.50% due 7/01/2017                                           924
                1,920      New York City, New York, City IDA, Special Facility
                             Revenue Bonds (British Airways Plc Project), AMT,
                             7.625% due 12/01/2032                                           2,065
                           New York City, New York, City Municipal Water Finance
                             Authority, Water and Sewer System, Revenue
                             Refunding Bonds:
                5,000            Series B, 5% due 6/15/2036 (g)                              5,149
                3,000            Series D, 5% due 6/15/2037                                  3,075
                3,125            Series E, 5% due 6/15/2034                                  3,194
                3,375      New York City, New York, City Transitional Finance
                             Authority Revenue Bonds, RIB, Series 283, 9.50%
                             due 11/15/2018 (l)                                              4,237
                           New York City, New York, GO:
                1,720            Series A, 5% due 8/01/2030                                  1,750
                1,000            Series D, 5% due 11/01/2027                                 1,023
                3,500            Series F, 5.25% due 1/15/2033                               3,649
                4,700            Series M, 5% due 4/01/2035                                  4,774
                2,500            Series O, 5% due 6/01/2030                                  2,543
                           New York City, New York, GO, Refunding:
                  530            Series A, 6.375% due 5/15/2015 (c)                            597
                3,400            Series G, 5% due 12/01/2033                                 3,452
                7,000      New York State Dormitory Authority Revenue
                             Refunding Bonds, RIB, Series 305, 9%
                             due 5/15/2015 (h)(l)                                            8,605
                1,000      Westchester County, New York, IDA, Civic Facility
                             Revenue Bonds (Special Needs Facilities Pooled
                             Program), Series E-1, 6.50% due 7/01/2017                       1,029
                2,690      Westchester County, New York, IDA, Continuing Care
                             Retirement, Mortgage Revenue Bonds (Kendal on
                             Hudson Project), Series A, 6.50% due 1/01/2034                  2,859
==================================================================================================


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                  9

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                 Value
==================================================================================================
North Carolina -- 2.2%
               $1,520      Gaston County, North Carolina, Industrial Facilities and
                             Pollution Control Financing Authority, Revenue Bonds
                             (National Gypsum Company Project), AMT, 5.75%
                             due 8/01/2035                                               $   1,573
                1,400      Haywood County, North Carolina, Industrial Facilities
                             and Pollution Control Financing Authority Revenue
                             Bonds (Champion International Corporation Project),
                             AMT, 6.25% due 9/01/2025                                        1,430
                2,000      North Carolina Medical Care Commission, Health Care
                             Housing Revenue Bonds (The ARC of North Carolina
                             Projects), Series A, 5.80% due 10/01/2034                       2,045
                1,500      North Carolina Medical Care Commission, Retirement
                             Facilities, First Mortgage Revenue Bonds (Givens
                             Estates Project), Series A, 6.375% due 7/01/2023                1,590
==================================================================================================
Pennsylvania -- 5.0%
                2,000      Delaware River Port Authority of Pennsylvania and
                             New Jersey Revenue Bonds, RIB, Series 396, 9.003%
                             due 1/01/2019 (g)(l)                                            2,369
                           Montgomery County, Pennsylvania, IDA, Revenue Bonds
                             (Whitemarsh Continuing Care Project):
                  470            6.125% due 2/01/2028                                          488
                1,090            6.25% due 2/01/2035                                         1,134
                2,000      Pennsylvania Economic Development Financing
                             Authority, Exempt Facilities Revenue Bonds (National
                             Gypsum Company), AMT, Series B, 6.125%
                             due 11/01/2027                                                  2,114
                1,250      Pennsylvania State Higher Educational Facilities
                             Authority Revenue Bonds (University of Pennsylvania
                             Medical Center Health System), Series A, 6%
                             due 1/15/2031                                                   1,355
                1,265      Philadelphia, Pennsylvania, Authority for IDR,
                             Commercial Development, 7.75% due 12/01/2017                    1,293
                           Sayre, Pennsylvania, Health Care Facilities Authority,
                             Revenue Bonds (Guthrie Healthcare System), Series B:
                2,425            5.85% due 12/01/2020                                        2,605
                3,350            7.125% due 12/01/2031                                       3,952
==================================================================================================
Rhode Island -- 0.4%
                1,140      Rhode Island State Health and Educational Building
                             Corporation, Hospital Financing Revenue Bonds
                             (Lifespan Obligation Group), 6.50% due 8/15/2032                1,244
==================================================================================================
South Carolina -- 1.5%
                1,200      Lexington County, South Carolina, Health Services
                             District Inc., Hospital Revenue Bonds (Lexington
                             Medical Center), 5.50% due 5/01/2032                            1,243
                1,500      Lexington County, South Carolina, Health Services
                             District Inc., Hospital Revenue Refunding and
                             Improvement Bonds, 5.50% due 11/01/2032                         1,551
                1,230      Medical University Hospital Authority, South Carolina,
                             Hospital Facilities Revenue Refunding Bonds, 6.50%
                             due 8/15/2012 (i)                                               1,431
                  355      South Carolina Housing Finance and Development
                             Authority, Mortgage Revenue Bonds, AMT, Series A,
                             6.70% due 7/01/2027                                               362
==================================================================================================
Tennessee -- 3.8%
                1,000      Johnson City, Tennessee, Health and Educational
                             Facilities Board, Retirement Facility Revenue Bonds
                             (Appalachian Christian Village Project), Series A, 6%
                             due 2/15/2024                                                   1,000
                4,000      McMinn County, Tennessee, IDB, Solid Waste Revenue
                             Bonds (Recycling Facility -- Calhoun Newsprint), AMT,
                             7.40% due 12/01/2022                                            4,048
                  600      Sevier County, Tennessee, Public Building Authority,
                             Local Government Public Improvement Revenue Bonds,
                             VRDN, Series IV-E-5, 2.74% due 6/01/2020 (a)(j)                   600
                5,000      Shelby County, Tennessee, Health, Educational and
                             Housing Facility Board, Hospital Revenue Refunding
                             Bonds (Methodist Healthcare), 6.50%
                             due 9/01/2012 (i)                                               5,819
==================================================================================================
Texas -- 17.3%
                           Austin, Texas, Convention Center Revenue Bonds
                             (Convention Enterprises Inc.), First Tier, Series A:
                1,600            6.70% due 1/01/2028                                         1,708
                4,510            6.70% due 1/01/2032                                         4,756
                           Brazos River Authority, Texas, PCR, Refunding, AMT:
                1,500            (Texas Utility Company), Series A, 7.70%
                                   due 4/01/2033                                             1,775
                6,805            (Utilities Electric Company), Series B, 5.05%
                                   due 6/01/2030                                             6,858
                1,810      Brazos River Authority, Texas, Revenue Refunding Bonds
                             (Reliant Energy Inc. Project), Series B, 7.75%
                             due 12/01/2018                                                  1,990
                5,800      Brazos River, Texas, Harbor Navigation District, Brazoria
                             County Environmental Revenue Refunding Bonds
                             (Dow Chemical Company Project), AMT, Series A-7,
                             6.625% due 5/15/2033                                            6,442
                2,500      Guadalupe-Blanco River Authority, Texas, Sewage and
                             Solid Waste Disposal Facility Revenue Bonds (E. I.
                             du Pont de Nemours and Company Project), AMT,
                             6.40% due 4/01/2026                                             2,573
                2,500      Gulf Coast, Texas, Waste Disposal Authority Revenue
                             Refunding Bonds (International Paper Company),
                             AMT, Series A, 6.10% due 8/01/2024                              2,638
                5,000      Harris County, Texas, Health Facilities Development
                             Corporation, Revenue Refunding Bonds, DRIVERS,
                             Series 1018, 8.477% due 7/01/2010 (l)                           6,656
                1,000      Kerrville, Texas, Health Facilities Development
                             Corporation, Hospital Revenue Bonds (Sid Peterson
                             Memorial Hospital Project), 5.125% due 8/15/2026                  989
                1,150      Lufkin, Texas, Health Facilities Development Corporation,
                             Health System Revenue Bonds (Memorial Health
                             System of East Texas), 5.70% due 2/15/2008 (i)                  1,181
                3,440      Matagorda County, Texas, Navigation District Number 1,
                             Revenue Refunding Bonds (Reliant Energy Inc.),
                              Series C, 8% due 5/01/2029                                     3,744
                3,060      Port Corpus Christi, Texas, Individual Development
                             Corporation, Environmental Facilities Revenue Bonds
                             (Citgo Petroleum Corporation Project), AMT, 8.25%
                             due 11/01/2031                                                  3,240
                           Port Corpus Christi, Texas, Revenue Refunding Bonds
                             (Celanese Project):
                2,500            AMT, Series B, 6.70% due 11/01/2030                         2,681
                  800            Series A, 6.45% due 11/01/2030                                847
                3,750      San Antonio, Texas, Electric and Gas Revenue Bonds,
                             RIB, Series 469X, 8.54% due 2/01/2014 (l)                       4,430
==================================================================================================


10                MUNIVEST FUND II, INC.     OCTOBER 31, 2005.

Schedule of Investments (concluded)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                 Value
==================================================================================================
Virginia -- 2.8%
               $1,000      Chesterfield County, Virginia, IDA, PCR, Refunding
                             (Virginia Electric and Power Company), Series B,
                             5.875% due 6/01/2017                                        $   1,072
                7,215      Pocahontas Parkway Association, Virginia, Toll Road
                             Revenue Bonds, Senior Series A, 5.50% due 8/15/2028             7,430
==================================================================================================
Washington -- 7.7%
                2,425      Chelan County, Washington, Public Utility District
                             Number 001, Consolidated Revenue Refunding Bonds
                             (Chelan Hydro System), AMT, Series D, 6.35%
                             due 7/01/2028 (h)                                               2,577
                           Energy Northwest, Washington, Electric Revenue
                             Refunding Bonds, DRIVERS (l):
                2,250            Series 248, 8.487% due 7/01/2018 (h)                        2,720
                1,125            Series 255, 8.983% due 7/01/2018 (a)                        1,403
                5,000      Washington State, GO, Trust Receipts, Class R, Series 6,
                             8.91% due 1/01/2014 (g)(l)                                      5,957
                2,200      Washington State Health Care Facilities Authority
                             Revenue Bonds (Kadlec Medical Center), 6%
                             due 12/01/2030 (k)                                              2,386
                           Washington State Public Power Supply System, Revenue
                             Refunding Bonds, Series B:
                5,000            (Nuclear Project No. 1), 7.125% due 7/01/2016               6,186
                1,900            (Nuclear Project No. 3), 7.125% due 7/01/2016 (h)           2,362
==================================================================================================
Wisconsin -- 1.5%
                2,030      Badger Tobacco Asset Securitization Corporation,
                             Wisconsin, Asset-Backed Revenue Bonds, 6.125%
                             due 6/01/2027                                                   2,151
                2,215      Wisconsin State Health and Educational Facilities
                             Authority Revenue Bonds (Synergyhealth Inc.), 6%
                             due 11/15/2032                                                  2,348
==================================================================================================
Wyoming -- 2.0%
                           Sweetwater County, Wyoming, Solid Waste Disposal
                             Revenue Bonds (FMC Corporation Project), AMT:
                1,000            Series A, 7% due 6/01/2024                                  1,008
                5,000            Series B, 6.90% due 9/01/2024                               5,046
==================================================================================================
U.S. Virgin Islands -- 2.2%
                6,000      Virgin Islands Government Refinery Facilities, Revenue
                             Refunding Bonds (Hovensa Coker Project), AMT,
                             6.50% due 7/01/2021                                             6,761
==================================================================================================
Total Investments (Cost -- $434,582*) -- 153.9%                                            467,492

Other Assets Less Liabilities -- 3.7%                                                       11,228

Preferred Stock, at Redemption Value -- (57.6%)                                           (175,019)
                                                                                         ---------
Net Assets Applicable to Common Stock -- 100.0%                                          $ 303,701
                                                                                         =========

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (3,092)          $15
      --------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................    $434,403
                                                                       ========
      Gross unrealized appreciation ...............................    $ 34,803
      Gross unrealized depreciation ...............................      (1,714)
                                                                       --------
      Net unrealized appreciation .................................    $ 33,089
                                                                       ========

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m)   ACA Insured.

      See Notes to Financial Statements.


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 11

Statement of Net Assets

As of October 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                          Investments in unaffiliated securities, at value (identified
                           cost -- $434,581,529) ...........................................                          $ 467,492,428
                          Cash .............................................................                                236,383
                          Receivables:
                              Interest .....................................................      $   9,324,303
                              Securities sold ..............................................          4,682,304          14,006,607
                                                                                                  -------------
                          Prepaid expenses .................................................                                  9,293
                                                                                                                      -------------
                          Total assets .....................................................                            481,744,711
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                          Payables:
                              Securities purchased .........................................          2,766,804
                              Investment adviser ...........................................            190,978
                              Other affiliates .............................................              6,285           2,964,067
                                                                                                  -------------
                          Accrued expenses .................................................                                 59,996
                                                                                                                      -------------
                          Total liabilities ................................................                              3,024,063
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                          Preferred Stock, at redemption value, par value $.05 per
                           share (1,800 Series A Shares, 1,800 Series B Shares and
                           1,800 Series C Shares) and $.10 per share (1,600 Series D
                           Shares) of AMPS* authorized, issued and outstanding at
                           $25,000 per share liquidation preference ........................                            175,019,184
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
                          Net assets applicable to Common Stock ............................                          $ 303,701,464
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                          Common Stock, par value $.10 per share (20,071,497 shares
                           issued and outstanding) .........................................                          $   2,007,150
                          Paid-in capital in excess of par .................................                            279,502,720
                          Undistributed investment income -- net ...........................      $   5,314,418
                          Accumulated realized capital losses -- net .......................        (16,033,723)
                          Unrealized appreciation -- net ...................................         32,910,899
                                                                                                  -------------
                          Total accumulated earnings -- net ................................                             22,191,594
                                                                                                                      -------------
                          Total -- Equivalent to $15.13 net asset value per share of
                           Common Stock (market price -- $15.40) ...........................                          $ 303,701,464
                                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Statement of Operations

For the Year Ended October 31, 2005
===================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                          Interest .........................................................                          $  27,009,186
                          Dividends from affiliates ........................................                                 14,752
                                                                                                                      -------------
                          Total income .....................................................                             27,023,938
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees .........................................      $   2,364,268
                          Commission fees ..................................................            419,684
                          Accounting services ..............................................            162,333
                          Transfer agent fees ..............................................             75,317
                          Professional fees ................................................             48,237
                          Printing and shareholder reports .................................             40,934
                          Directors' fees and expenses .....................................             33,024
                          Custodian fees ...................................................             28,040
                          Pricing fees .....................................................             24,965
                          Listing fees .....................................................             19,249
                          Other ............................................................             51,981
                                                                                                  -------------
                          Total expenses before reimbursement ..............................          3,268,032
                          Reimbursement of expenses ........................................             (2,049)
                                                                                                  -------------
                          Total expenses after reimbursement ...............................                              3,265,983
                                                                                                                      -------------
                          Investment income -- net .........................................                             23,757,955
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
                          Realized gain (loss) on:
                              Investments -- net ...........................................          3,774,147
                              Futures contracts and forward interest rate swaps -- net .....           (539,232)          3,234,915
                                                                                                  -------------
                          Change in unrealized appreciation/depreciation on:
                              Investments -- net ...........................................         (2,802,266)
                              Forward interest rate swaps -- net ...........................            230,413          (2,571,853)
                                                                                                  ---------------------------------
                          Total realized and unrealized gain -- net ........................                                663,062
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net .........................................                             (3,494,922)
                                                                                                                      -------------
                          Net Increase in Net Assets Resulting from Operations .............                          $  20,926,095
                                                                                                                      =============


      See Notes to Financial Statements.

                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 13

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                    2005                2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net .........................................      $  23,757,955       $  23,321,149
                          Realized gain -- net .............................................          3,234,915           2,475,190
                          Change in unrealized appreciation/depreciation -- net ............         (2,571,853)          6,348,033
                          Dividends to Preferred Stock shareholders ........................         (3,494,922)         (1,374,858)
                                                                                                  ---------------------------------
                          Net increase in net assets resulting from operations .............         20,926,095          30,769,514
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net .........................................        (22,075,616)        (21,646,818)
                                                                                                  ---------------------------------
                          Net decrease in net assets resulting from dividends to
                           Common Stock shareholders .......................................        (22,075,616)        (21,646,818)
                                                                                                  ---------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                          Value of shares issued to Common Stock shareholders in
                           reinvestment of dividends .......................................          1,950,702             573,097
                          Offering and underwriting costs resulting from the
                           issuance of Preferred Stock .....................................           (548,100)                 --
                                                                                                  ---------------------------------
                          Net increase in net assets resulting from stock transactions .....          1,402,602                  --
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------

                          Total increase in net assets applicable to Common Stock ..........            253,081           9,695,793
                          Beginning of year ................................................        303,448,383         293,752,590
                                                                                                  ---------------------------------
                          End of year* .....................................................      $ 303,701,464       $ 303,448,383
                                                                                                  =================================
                              * Undistributed investment income -- net .....................      $   5,314,418       $   7,127,001
                                                                                                  =================================


      See Notes to Financial Statements.

14                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Financial Highlights

                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003         2002         2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .................    $  15.21     $  14.76     $  14.16     $  14.29     $  13.32
                                                                       ------------------------------------------------------------
               Investment income -- net ...........................        1.19+        1.17+        1.17+        1.11         1.02
               Realized and unrealized gain (loss) -- net .........         .04          .44          .49         (.25)         .97
               Dividends to Preferred Stock shareholders
                from investment income -- net .....................        (.18)        (.07)        (.07)        (.09)        (.22)
                                                                       ------------------------------------------------------------
               Total from investment operations ...................        1.05         1.54         1.59          .77         1.77
                                                                       ------------------------------------------------------------
               Less dividends to Common Stock shareholders
                from investment income -- net .....................       (1.10)       (1.09)        (.99)        (.90)        (.80)
                                                                       ------------------------------------------------------------
               Offering and underwriting costs resulting
                from the issuance of Preferred Stock ..............        (.03)          --           --           --           --
                                                                       ------------------------------------------------------------
               Net asset value, end of year .......................    $  15.13     $  15.21     $  14.76     $  14.16     $  14.29
                                                                       ============================================================
               Market price per share, end of year ................    $  15.40     $  15.15     $  14.26     $  13.36     $  13.69
                                                                       ============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .................        6.88%       10.94%       11.88%        5.86%       14.06%
                                                                       ============================================================
               Based on market price per share ....................        9.21%       14.38%       14.56%        4.25%       25.20%
                                                                       ============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Total expenses, net reimbursement* .................        1.07%         .99%        1.01%        1.05%        1.02%
                                                                       ============================================================
               Total expenses* ....................................        1.07%         .99%        1.01%        1.05%        1.02%
                                                                       ============================================================
               Total investment income -- net* ....................        7.76%        7.86%        8.01%        7.79%        7.42%
                                                                       ============================================================
               Amount of dividends to Preferred Stock
                shareholders ......................................        1.14%         .46%         .46%         .66%        1.57%
                                                                       ============================================================
               Investment income -- net, to Common Stock
                shareholders ......................................        6.62%        7.40%        7.55%        7.13%        5.85%
                                                                       ============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Dividends to Preferred Stock shareholders ..........        2.09%        1.02%         .98%        1.38%        3.22%
                                                                       ============================================================


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 15

Financial Highlights (concluded)

                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003         2002         2001
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets applicable to Common Stock, end
                of year (in thousands) ............................    $303,701     $303,448     $293,753     $281,830     $284,547
                                                                       ============================================================
               Preferred Stock outstanding, end of year
                (in thousands) ....................................    $175,000     $135,000     $135,000     $135,000     $135,000
                                                                       ============================================================
               Portfolio turnover .................................       74.96%       22.39%       31.50%       66.07%       87.80%
                                                                       ============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
               Asset coverage per $1,000 ..........................    $  2,735     $  3,248     $  3,176     $  3,088     $  3,108
                                                                       ============================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
               Series A -- Investment income -- net ...............    $    527     $    262     $    251     $    338     $    793
                                                                       ============================================================
               Series B -- Investment income -- net ...............    $    503     $    234     $    248     $    319     $    834
                                                                       ============================================================
               Series C -- Investment income -- net ...............    $    512     $    268     $    240     $    375     $    784
                                                                       ============================================================
               Series D++ -- Investment income -- net .............    $    450           --           --           --           --
                                                                       ============================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
++    Series D was issued on January 14, 2005.

      See Notes to Financial Statements.


16                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 17

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2005, FAM reimbursed the Fund in the amount of $2,049.

For the year ended October 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $400,000 in connection with the issuance of the Fund's Preferred Stock.

In addition, MLPF&S received $3,105 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund reimbursed FAM $11,877 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $384,246,052 and $345,454,828, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 increased by 126,778 and 37,664 as a result of dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows: Series A, 2.59%; Series B, 2.66%; Series C, 2.55%; and Series D, 2.50%.

Shares issued and outstanding during the year ended October 31, 2005 increased by 1,600 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned $225,105 as commissions.


18                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.092000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2005          10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $25,570,538         $23,021,676
                                                 -------------------------------
Total distributions ....................         $25,570,538         $23,021,676
                                                 ===============================

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  5,093,491
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           5,093,491
Capital loss carryforward ...............................         (12,488,454)*
Unrealized gains -- net .................................          29,586,557**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 22,191,594
                                                                 ============

* On October 31, 2005, the Fund had a net capital loss carryforward of $12,488,454, of which $3,730,020 expires in 2007 and $8,758,434 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005

Fund Certification (unaudited)

In February 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


20                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.


Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 21

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The


22                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the first quintile for each of the one-, three- and five-year periods ended February 28, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stuebe has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other retail closed-end funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Fund's contractual and actual management fee rates as well as its total expenses were below the median of management fees charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that, because of the Fund's closed-end structure, it is unlikely there will be available economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1993 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 65                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     50 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 53                              1985 to 1989; Associate Professor, Graduate                           (manufac-
                                                 School of Business Administration, University of                      turing)
                                                 Michigan from 1979 to 1985. Director, Harvard
                                                 Business School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      50 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        50 Portfolios
            08543-9095                           Service from 1961 to 1995 and Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1993 to  Professor of Finance from 1984 to 1995; Dean from     49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          50 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)


24                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  50 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 71                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
             * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
Jacob       Princeton, NJ  President    present  of MLIM from 1997 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
Loffredo    Princeton, NJ  President    present  of MLIM from 1997 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1998 to  Director (Tax-Exempt Fund Management) of MLIM since 2000; Vice President
Stuebe      Princeton, NJ  President    present  of MLIM from 1994 to 2000.
            08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26                MUNIVEST FUND II, INC.     OCTOBER 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                  MUNIVEST FUND II, INC.     OCTOBER 31, 2005                 27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16807 -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2005 - $27,500
                                  Fiscal Year Ending October 31, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $13,700
                                  Fiscal Year Ending October 31, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees, and services rendered in connection with the registration and issuance of a new series of AMPS.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2005 - $5,700
                                  Fiscal Year Ending October 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $6,277,749
             Fiscal Year Ending October 31, 2004 - $13,270,096

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Kevin A. Ryan (retired as of December 31, 2004)
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

      (a)(1) Mr. Fred K. Stuebe is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Stuebe has been a portfolio manager with MLIM since 1989 and Director (Tax-Exempt Fund Management) of MLIM since 2000. He was a Vice President of MLIM from 1994 to 2000. He has been the portfolio manager and a Vice President of the Fund since 1993.

      (a)(2) As of October 31, 2005:

                                                                                 (iii) Number of Other Accounts and
                             (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                                   and Assets by Account Type                              Performance-Based
                             Other                                          Other
                           Registered        Other Pooled                 Registered         Other Pooled
      (i) Name of          Investment         Investment       Other      Investment          Investment             Other
      Portfolio Manager     Companies          Vehicles       Accounts     Companies           Vehicles            Accounts
      Fred K. Stuebe                  3              0               0             0                    0                 0
                        $ 1,659,553,109        $     0        $      0    $        0          $         0          $      0

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of October 31, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

        Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 31, 2005, Mr. Stuebe beneficially owns stock issued by the Fund in the range of $100,001-$500,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: December 16, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund II, Inc.

Date: December 16, 2005